United States
Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2012

ZEVOTEK, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

333-137210 (Commission File Number)	05-0630427 (IRS Employer Identification No.)

19 Sylvan Avenue, Second Floor Englewood Cliffs, New Jersey (principal executive offices)	07632 (Zip Code)

(201) 820-0357
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

EXPLANATORY NOTE

On August 27, 2012, we filed with the Securities and Exchange Commission our Current Report on Form 8-K announcing a change in our independent auditor, RBSM LLP (“RBSM LLP”). Also, on August 27, 2012, we filed an additional Current Report on Form 8-K to announce the engagement our new auditors, M & K CPAs. At the time we filed our initial Current Report, we did not have a letter from RBSM LLP addressed to the Commission stating whether it agreed with the statements made by the registrant in response to Item 304(a) of Regulation S-K, and, if not, stating the respects in which it does not agree. On September 14, 2012, we filed our Current Report on Form 8-K/A, Amendment No. 1, the letter from RBSM LLP required by Item 304(a) of Regulation S-K. This Amendment No. 2 to our Form 8-Ks filed on August 27, 2012, and September 14, 2012, is being filed to reference the need for an updated letter from RBSM LLP required by the rules of the Commission, in response to the amendment contained in this Form 8-K/A, Amendment No. 2.

This Amendment No. 2 to our Form 8-Ks filed on August 27, 2012, and our Form 8-K/A, Amendment No. 1, is also being filed to correct our disclosure with respect to RBSM LLP’s disclosures over the two most recent fiscal years and any subsequent period through August 27, 2012.

The filing of this Form 8-K/A, Amendment No. 2, is not an admission that our Form 8-Ks filed on August 27, 2012, and our Form 8-K/A, Amendment No. 1, when filed, knowingly included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

Except as described herein, no other changes have been made to our Current Report on Form 8-Ks filed August 27, 2012, and our Form 8-K/A, Amendment No. 1, relating to Changes in Registrant’s Certifying Accountant. We have not updated the disclosures in this Form 8-K/A, Amendment No. 2, to speak as of a later date or to reflect events which occurred at a later date, except as noted.

Item 4.01     Changes in Registrant’s Certifying Accountant.

On August 27, 2012, the registrant dismissed its independent auditor, RBSM LLP (“RBSM LLP”).

RBSM LLP’s reports on the registrant’s financial statements during the two most recent fiscal years and any subsequent interim period through August 27, 2012, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that RBSM LLP’s reports on the registrant’s Form 10-K for the years ended June 30, 2010 and 2011, raised substantial doubt about its ability to continue as a going concern.

The decision to dismiss RBSM LLP was recommended by the registrant’s board of directors.

During the two most recent fiscal years and any subsequent interim period through August 27, 2012, there have not been any disagreements between the registrant and RBSM LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RBSM LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

The registrant has provided RBSM LLP with a copy of the disclosures it is making in this amended Current Report on Form 8-K/A, Amendment No. 2, which RBSM LLP has received no later than the day that the disclosures are filed with the Commission. The registrant requested that RBSM LLP furnish the registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant in response to Item 304(a) of Regulation S-K, and, if not, stating the respects in which it does not agree. A copy of RBSM LLP’s amended letter is filed with this report.

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Item 9.01.            Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Shell company transaction. Not applicable.

(d)	Exhibits.

Exhibit No.	Identification of Exhibit
16.0*	Amended Letter From Predecessor Independent Registered Public Accounting Firm, dated October 26, 2012.

*           Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2012.	ZEVOTEK, INC.

	By	/s/ Jason Ryu
Jason Ryu, Chief Executive Officer

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